      W. R. BERKLEY CORPORATION                                 NEWS
      165 MASON STREET, P.O. BOX 2518                          RELEASE
      GREENWICH, CONNECTICUT  06836-2518
      (203) 629-3000



FOR IMMEDIATE RELEASE                             CONTACT:  Eugene G. Ballard
                                                            Senior Vice
                                                            President- Chief
                                                            Financial Officer
                                                               and Treasurer
                                                            203-629-3000


                 W. R. BERKLEY CORPORATION ANNOUNCES RESULTS OF
            OPERATIONS FOR THE THIRD QUARTER AND NINE MONTHS OF 2000


         GREENWICH, CT, OCTOBER 30, 2000 -- W.R. BERKLEY CORPORATION (NASDAQ:
BKLY) today reported that revenues for the third quarter and nine months ended September 30, 2000 increased four percent to $446 million and $1,301 million, respectively, from $428 million and $1,252 million for the corresponding periods in 1999.

         Operating income for the third quarter of 2000 was $6.4 million, or 25 cents per diluted share, compared with $0.9 million, or 3 cents per diluted share, for the third quarter of 1999. For the first nine months of 2000, operating income was $18.1 million, or 70 cents per diluted share, compared with $15.1 million, or 57 cents per diluted share, for the first nine months of 1999.

W. R. Berkley Corporation                                                      2


         Net income for the third quarter was $7.1 million, or 27 cents per diluted share, compared with a net loss of $0.6 million, or 2 cents per diluted share, for the 1999 period. Net income for the first nine months was $18.1 million, or 70 cents per diluted share, compared with $3.7 million, or 14 cents per diluted share, for the first nine months of last year. Net income includes realized investment gains, restructuring charges, extraordinary gains and changes in accounting principles, which are not part of operating income.

         Commenting on the Company's results, William R. Berkley, Chairman and President, said: "In spite of a significant increase in catastrophe losses, our overall operating results continue to improve. We saw a marked improvement in the combined ratio of our regional business, as well as a modest overall increase in premium volume due to price increases. Currently, we are still able to increase prices for most lines in excess of 10 percent. For some business we are in our second round of double-digit price increases. We anticipate continued improvement in the fourth quarter operating results."

         W.R. Berkley Corporation is a holding company which, through its subsidiaries, operates in all segments of the property casualty insurance business. The operating units are grouped for management purposes into five segments according to market served: Regional Property Casualty Insurance, Reinsurance, Specialty Insurance, Alternative Markets and International.

W. R. Berkley Corporation                                                      3


This is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those related to the Company's performance for the year 2000, are based upon the Company's historical performance and on current plans, estimates and expectations. They are subject to various risks and uncertainties, including but not limited to, the impact of competition, product demand and pricing, claims development, catastrophe and storm losses, investment results, legislative and regulatory developments and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. These risks could cause the Company's actual results for the 2000 fiscal year and beyond to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

                       (See accompanying financial tables)

W. R. Berkley Corporation                                                      4


                                                                            Unaudited
                                                                            ---------

                                                     For the Three Months               For the Nine Months
                                                      Ended September 30,               Ended September 30,
                                                 ----------------------------      ----------------------------
                                                     2000             1999             2000             1999
                                                 -----------      -----------      -----------      -----------
                                                          (Amounts in thousands except per share data)
Revenues:
  Net premiums written                           $   376,084      $   359,881      $ 1,111,926      $ 1,085,652
  Change in unearned premiums                         (5,252)           3,657          (20,243)         (33,760)
                                                 -----------      -----------      -----------      -----------
    Premiums earned                                  370,832          363,538        1,091,683        1,051,892
  Net investment income                               56,513           48,090          153,025          145,265
  Management fees and commissions                     15,818           19,099           51,535           55,347
  Realized gains (losses)on investments                1,092           (3,417)           1,885           (2,404)
  Other income                                         1,702              513            3,086            1,686
                                                 -----------      -----------      -----------      -----------
    Total revenues                                   445,957          427,823        1,301,214        1,251,786
Operating costs and expenses:
  Losses and loss expenses                           276,344          272,819          803,596          764,916
  Other operating costs and expenses                 150,829          151,792          444,406          448,150
  Interest expense                                    11,670           12,246           35,954           38,068
  Restructuring charge                                    --               --            1,850           11,505
                                                 -----------      -----------      -----------      -----------
    Income (loss) before income taxes
      And minority interest                            7,114           (9,034)          15,408          (10,853)

Federal income tax benefit                               869            8,145            4,085           17,768
                                                 -----------      -----------      -----------      -----------

    Income (loss) before minority
      Interest                                         7,983             (889)          19,493            6,915

    Minority interest                                   (891)            (467)          (1,419)            (175)
                                                 -----------      -----------      -----------      -----------
  Net income (loss) before preferred
    Dividends                                          7,092           (1,356)          18,074            6,740

Preferred dividends                                       --               --               --             (497)
                                                 -----------      -----------      -----------      -----------
  Net income (loss) attributable to
    Common Stockholders before change
    In accounting and extraordinary
    Loss                                               7,092           (1,356)          18,074            6,243
Cumulative effect of change in
  Accounting principle (net of taxes)                     --               --               --           (3,250)
Extraordinary gain on early
  Extinquishment of long-term debt
  (net of taxes)                                          --              735               --              735
                                                 -----------      -----------      -----------      -----------

  Net income (loss) attributable to
    Common stockholders                                7,092             (621)          18,074      $     3,728
                                                 ===========      ===========      ===========      ===========

Earnings (loss) per share:
    Basic                                        $       .28      $      (.02)     $       .71      $       .14
                                                 ===========      ===========      ===========      ===========
    Diluted                                      $       .27      $      (.02)     $       .70      $       .14
                                                 ===========      ===========      ===========      ===========
Average shares outstanding:
    Basic                                             25,476           25,723           25,571           25,999
                                                 ===========      ===========      ===========      ===========
    Diluted                                           25,807           25,822           25,769           26,133
                                                 ===========      ===========      ===========      ===========

W. R. Berkley Corporation                                                      5


               ADDENDUM #1 TO PRESS RELEASE DATED October 30, 2000 Operating Statistics by Insurance Industry Segment
                  (Amounts in thousands except per share data)

                                                                  Unaudited
                                                                  ---------

                                         For the Three Months                   For the Nine Months
                                          Ended September 30,                   Ended September 30,
                                    -------------------------------       -------------------------------
                                        2000               1999               2000               1999
                                    ------------       ------------       ------------       ------------
Regional Insurance:
  Net premiums written              $    158,380       $    159,893       $    484,898       $    492,349
  Total revenues                         180,387            173,505            535,277            519,980
  Pre-tax operating loss (1)              (3,105)           (17,343)            (3,980)           (26,552)
  Loss ratio                                77.7%              81.5%              75.3%              76.4%
  Expense ratio                             35.0%              35.4%              34.0%              35.9%
  Policyholders' dividend ratio               .6%                .7%                .6%                .8%
  Combined ratio (2)                       113.3%             117.6%             109.9%             113.1%

Reinsurance:
  Net premiums written              $     66,962       $     78,079       $    200,605       $    231,957
  Total revenues                          85,671             91,251            252,397            257,220
  Pre-tax operating income (1)             6,876              5,822             19,498             15,586
  Loss ratio                                74.3%              75.4%              72.8%              75.5%
  Expense ratio                             32.6%              30.4%              33.3%              32.6%
  Combined ratio (2)                       106.9%             105.8%             106.1%             108.1%

Specialty Insurance :
  Net premiums written              $     70,239       $     63,657       $    207,930       $    199,906
  Total revenues                          80,253             81,320            238,071            234,307
  Pre-tax operating income (1)             5,942             12,886             17,691             36,631
  Loss ratio                                73.5%              64.6%              74.5%              66.9%
  Expense ratio                             34.8%              34.5%              33.4%              32.2%
  Policyholders' dividend ratio               .3                 .4%                .1                 .2%
  Combined ratio (2)                       108.6%              99.5%             108.0%              99.3%

Alternative Markets:
  Net premiums written              $     51,705       $     35,985       $    135,936       $    101,076
  Total revenues                          69,827             56,492            190,428            168,310
  Pre-tax operating income (1)             8,989              7,622             23,235             24,193
  Loss ratio                                71.5%              63.6%              71.8%              65.9%
  Expense ratio                             36.9%              39.7%              35.6%              35.3%
  Combined ratio (2)                       108.4%             103.3%             107.4%             101.2%
International (3):
  Net premiums written              $     28,798       $     22,267       $     82,557       $     60,364
  Total revenues                          30,748             24,522             84,319             68,556
  Pre-tax operating income (1)             1,499              1,022              3,508              2,253
  Loss ratio                                64.3%              52.2%              60.2%              52.2%
  Expense ratio                             38.3%              46.3%              38.8%              48.2%
  Combined ratio (2)                       102.6%              98.5%              99.0%             100.4%

Combined:
  Net premiums written              $    376,084       $    359,881       $  1,111,926       $  1,085,652
  Total revenues                         446,886            427,090          1,300,492          1,248,373
  Pre-tax operating income (1)            20,201             10,009             59,952             52,111
  Loss ratio                                74.9%              74.0%              73.5%              72.4%
  Expense ratio                             35.0%              35.0%              34.2%              34.9%
  Policyholders' dividend ratio               .3%                .4%                .3%                .4%
  Combined ratio (2)                       110.2%             109.4%             108.0%             107.7%

(1) Pre-tax operating income (loss) represents earnings before the effects of realized investment gains, restructuring charges, extraordinary gains and the effect of changes in accounting principles.

(2)      Ratios are based on statutory accounting practices.

(3) International includes life insurance premiums of $24.7 million and $16.7 million for the nine months ended September 30, 2000 and 1999, respectively. Life insurance results are not included in the statutory ratios.

W. R. Berkley Corporation                                                      6


               ADDENDUM #2 TO PRESS RELEASE DATED October 30, 2000
                            Supplementary Information
                  (Amounts in thousands except per share data)

                                                              Unaudited
                                                              ---------

                                           For the Three Months        For the Nine Months
                                           Ended September 30,         Ended September 30,
                                          ---------------------      ----------------------
                                            2000         1999          2000          1999
                                          --------     --------      --------      --------
After-tax earnings amounts:
  Operating income (1)                    $  6,383     $    865      $ 18,053      $ 15,100
  Restructuring charge (net of
    minority interest)                          --           --        (1,203)       (7,294)
  Extraordinary gain                            --          735            --           735
  Cumulative effect of change in
    Accounting principle                        --           --            --        (3,250)
  Realized investment gains (losses)           709       (2,221)        1,224        (1,563)
                                          --------     --------      --------      --------
      Net income (loss)                   $  7,092     $   (621)     $ 18,074      $  3,728
                                          ========     ========      ========      ========

After-tax diluted earnings per share:
  Operating income (1)                    $    .25     $    .03      $    .70      $    .57
  Restructuring charge (net of
    minority interest)                          --           --          (.05)         (.28)
  Extraordinary gain                            --          .03            --           .03
  Cumulative effect of change in
    Accounting principle                        --           --            --          (.12)
  Realized investment gains (losses)           .02         (.08)          .05          (.06)
                                          --------     --------      --------      --------
      Net income (loss)                   $    .27     $   (.02)     $    .70      $    .14
                                          ========     ========      ========      ========
  Cash flow from operations                 54,115       21,149        51,450        27,065


                                                    September 30,   December 31,
                                                        2000            1999
                                                    -------------   ------------
Balance sheet information:

  Total investments (2)                              $3,030,270      $2,975,929
  Total assets                                        4,884,904       4,784,791
  Reserves for losses and loss expenses               2,462,114       2,361,238
  Long-term debt                                        370,068         394,792
  Capital Trust Securities                              198,158         198,126
  Common stockholders' equity                           620,783         591,778
  Common shares outstanding                              25,414          25,617
  Common stockholders' equity per share (3)               24.43           23.10

(1) Operating income includes after-tax catastrophe losses of $12.8 million, or 50 cents per diluted share, for the 2000 quarter compared to $8.2 million, or 32 cents per diluted share, for the third quarter of 1999 and $28.3 million, or $1.10 per diluted share, for the first nine months of 2000 compared to $31.5 million, or $1.20 per diluted share, for the first nine months of 1999. After-tax catastrophe losses, before recoveries under a 1999 aggregate reinsurance cover were $12.3 million or 48 cents per diluted share, for the third quarter of 1999 and $35.6 million or $1.36 per diluted share, for the first nine months of 1999.

(2) Investments include trading account receivable from broker and clearing organizations and trading securities sold but not yet purchased.

(3) The calculation of common stockholders' equity per share includes after-tax unrealized investment losses of $18.2 million and $44.5 million as of September 30, 2000 and December 31, 1999, respectively.